                           RESTORATION HARDWARE, INC.
                        NOTICE OF GRANT OF STOCK OPTION

     Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Restoration Hardware, Inc. (the "Corporation"):

        Optionee:                    Kevin Shahan

        Grant Date:                  December 3, 2001

        Vesting Commencement Date:   December 3, 2001

        Exercise Price:              $6.20

        Number of Option Shares:     48,387

        Expiration Date:             December 3, 2011

        Type of Option:              Incentive Stock Option Grant

        Exercise Schedule: The Option shall become exercisable for thirty-three and one-third percent (33 1/3%) of the Option Shares upon Optionee's completion of each of the three (3) years of Service measured from and after the Vesting Commencement Date, with the first such installment to become exercisable on the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

        Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Restoration Hardware, Inc. 1998 Stock Incentive Plan Amended and Restated on May 16, 2001 (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. A copy of the Plan is available upon request made to the Secretary of the Corporation at the Corporation's principal offices.

        No Employment or Service Contract. Nothing in this notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

        Definitions. All capitalized terms in this notice shall have the meaning assigned to them in this notice or in the attached Stock Option Agreement.

DATED: December 3, 2001

                                           RESTORATION HARDWARE, INC.

                                           By: /s/ Gary G. Friedman
                                               ---------------------------------
                                           Title: CEO
                                                  ------------------------------

                                           /s/ Kevin Shahan
                                           -------------------------------------
                                           KEVIN SHAHAN, OPTIONEE

                                           Address:


ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT

                           RESTORATION HARDWARE, INC.
                             STOCK OPTION AGREEMENT

RECITALS

        A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is `intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

        C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 below at the Exercise Price.

            2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6 below.

            3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of the Optionee and/or one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

            4. DATE OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6 below.

            5. CESSATION OF SERVICE. The option term specified in Paragraph 2 above shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of
(i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                (c) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then the period for exercising this option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any otherwise exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

                (e) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

            6. SPECIAL ACCELERATION OF OPTION.

                (a) This option to the extent outstanding at the time of a Change in Control transaction but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. However, this option shall not become exercisable on such an accelerated basis if and to the extent: (i) this option is, in connection with the Change in Control, to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or
(ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule set forth in the Grant Notice.

                (b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

                (c) If this option is assumed in connection with a Change in Control (or otherwise continued in full force and effect), then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities or other property which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                (d) This option may also be subject to acceleration in accordance with the terms of any special addendum attached to this Agreement.

                (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. ADJUSTMENT IN OPTION SHARES.

            Should any change be made to Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. MANNER OF EXERCISING OPTION.

                (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised;

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                        (A) Cash or check made payable to the Corporation; or

                        (B) A promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 13 below; or

                        (C) Shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at their Fair Market Value on the Exercise Date; or

                        (D) Through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise;

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option; and

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends, if any, affixed thereto.

                (c) In no event may this option be exercised for any fractional shares of Common Stock.

            10. COMPLIANCE WITH LAWS AND REGULATIONS.

                (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock may be listed for trading at the time of such exercise and issuance.

                (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6 above, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            12. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13. FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            14. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option. For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa.

            15. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            16. EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            17. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability; or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                (c) Should the exercisability of this option be accelerated upon a Change in Control transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of Common Stock for which this option first becomes exercisable in the calendar year in which the Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    EXHIBIT I
                               NOTICE OF EXERCISE

        I hereby notify Restoration Hardware, Inc. (the "Corporation") that I elect to purchase ____________ shares of the Corporation's common stock (the "Purchased Shares") at the option exercise price of $___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on _____________, 200_ under the Corporation's 1998 Stock Incentive Plan Amended and Restated on May 16, 2001.

        Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

_____________________, 20__
Date

                                            ____________________________________
                                            Optionee

                                            Address: ___________________________

                                            ____________________________________


Print name in exact
manner it is to
appear on the stock
certificate:                                ____________________________________

Address to which
certificate is to be
sent, if different
from address above:                         ____________________________________

                                            ____________________________________

Social Security Number:                     ____________________________________

Employee Number:                            ____________________________________

                                    APPENDIX

        The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Option Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

            (i) A merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

            (ii) The sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or

            (iii) The acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

            (iv) A change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D. CODE shall mean the Internal Revenue Code of 1986, as amended.

        E. COMMON STOCK shall mean shares of the Corporation's common stock.

        F. CORPORATION shall mean Restoration Hardware, Inc., a Delaware corporation.

        G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

        J. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

        K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i) If Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which a closing selling price is reported; or

            (ii) If Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Section 422 of the Code.

        O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

        P. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Section 422 of the Code.

        R. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

        S. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

        T. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        W. PLAN shall mean the Corporation's 1998 Stock Incentive Plan Amended and Restated on May 16, 2001.

        X. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

        Y. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

        Z. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

        AA. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           RESTORATION HARDWARE, INC.
                        NOTICE OF GRANT OF STOCK OPTION

        Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Restoration Hardware, Inc. (the "Corporation"):

        Optionee:                   Kevin Shahan

        Grant Date:                 December 3, 2001

        Vesting Commencement Date:  December 3, 2001

        Exercise Price:             $6.20

        Number of Option Shares:    26,613

        Expiration Date:            December 3, 2011

        Type of Option:             Incentive Stock Option Grant

        Exercise Schedule: The Option shall become exercisable for thirty-three and one-third percent (33 1/3%) of the Option Shares upon Optionee's completion of each of the three (3) years of Service measured from and after the Vesting Commencement Date, with the first such installment to become exercisable on the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

        Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Restoration Hardware, Inc. 1998 Stock Incentive Plan Amended and Restated on May 16, 2001 (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. A copy of the Plan is available upon request made to the Secretary of the Corporation at the Corporation's principal offices.

        No Employment or Service Contract. Nothing in this notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

        Definitions. All capitalized terms in this notice shall have the meaning assigned to them in this notice or in the attached Stock Option Agreement.

DATED: December 3, 2001

                                            RESTORATION HARDWARE, INC.

                                            By: /s/ Gary G. Friedman
                                                --------------------------------
                                            Title: CEO
                                                   -----------------------------

                                            /s/ Kevin Shahan
                                            ------------------------------------
                                            KEVIN SHAHAN, OPTIONEE

                                            Address:




ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT

                           RESTORATION HARDWARE, INC.
                             STOCK OPTION AGREEMENT

RECITALS

        A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

        C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 below at the Exercise Price.

            2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6 below.

            3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of the Optionee and/or one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

            4. DATE OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6 below.

            5. CESSATION OF SERVICE. The option term specified in Paragraph 2 above shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                (a) Should Optionee cease to remain in Service for any reason (other than death, Permanent Disability or Misconduct) while this option is outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of
(i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                (c) Should Optionee cease Service by reason of Permanent Disability while this option is outstanding, then the period for exercising this option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any otherwise exercisable Option Shares for which the option has not been exercised. However, this option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares for which this option is not otherwise at that time exercisable.

                (e) Should Optionee's Service be terminated for Misconduct, then this option shall terminate immediately and cease to remain outstanding.

            6. SPECIAL ACCELERATION OF OPTION.

                (a) This option to the extent outstanding at the time of a Change in Control transaction but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Change in Control, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. However, this option shall not become exercisable on such an accelerated basis if and to the extent: (i) this option is, in connection with the Change in Control, to be assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction; or
(ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule set forth in the Grant Notice.

                (b) Immediately following the Change in Control, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

                (c) If this option is assumed in connection with a Change in Control (or otherwise continued in full force and effect), then this option shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities or other property which would have been issuable to Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                (d) This option may also be subject to acceleration in accordance with the terms of any special addendum attached to this Agreement.

                (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. ADJUSTMENT IN OPTION SHARES.

            Should any change be made to Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. MANNER OF EXERCISING OPTION.

                (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Notice of Exercise for the Option Shares for which the option is exercised;

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                        (A) Cash or check made payable to the Corporation; or

                        (B) A promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 13 below; or

                        (C) Shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at their Fair Market Value on the Exercise Date; or

                        (D) Through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Notice of Exercise delivered to the Corporation in connection with the option exercise;

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option; and

                    (iv) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends, if any, affixed thereto.

                (c) In no event may this option be exercised for any fractional shares of Common Stock.

            10.COMPLIANCE WITH LAWS AND REGULATIONS.

                (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock may be listed for trading at the time of such exercise and issuance.

                (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11.SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6 above, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            12.NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13.FINANCING. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            14. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option. For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa.

            15.GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            16.EXCESS SHARES. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to those excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            17.ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability; or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                (b) No installment under this option shall qualify for favorable tax treatment as an Incentive Option if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder would, when added to the aggregate value (determined as of the respective date or dates of grant) of Common Stock or other securities for which this option or any other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should such One Hundred Thousand Dollar ($100,000) limitation be exceeded in any calendar year, this option shall nevertheless become exercisable for the excess shares in such calendar year as a Non-Statutory Option.

                (c) Should the exercisability of this option be accelerated upon a Change in Control transaction, then this option shall qualify for favorable tax treatment as an Incentive Option only to the extent the aggregate Fair Market Value (determined at the Grant Date) of Common Stock for which this option first becomes exercisable in the calendar year in which the Change in Control occurs does not, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the applicable One Hundred Thousand Dollar ($100,000) limitation be exceeded in the calendar year of such Change in Control, the option may nevertheless be exercised for the excess shares in such calendar year as a Non-Statutory Option.

                (d) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                    EXHIBIT I
                               NOTICE OF EXERCISE

        I hereby notify Restoration Hardware, Inc. (the "Corporation") that I elect to purchase ____________ shares of the Corporation's common stock (the "Purchased Shares") at the option exercise price of $___________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on _____________, 200_ under the Corporation's 1998 Stock Incentive Plan Amended and Restated on May 16, 2001.

        Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price.

_____________________, 20__
Date

                                            ____________________________________
                                            Optionee

                                            Address: ___________________________

                                            ____________________________________

Print name in exact
manner it is to
appear on the stock
certificate:                                ____________________________________

Address to which
certificate is to be
sent, if different
from address above:                         ____________________________________

                                            ____________________________________

Social Security Number:                     ____________________________________

Employee Number:                            ____________________________________

                                    APPENDIX

        The following definitions shall be in effect under the Agreement:

        A. AGREEMENT shall mean this Stock Option Agreement.

        B. BOARD shall mean the Corporation's Board of Directors.

        C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

            (i) A merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

            (ii) The sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or

            (iii) The acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

            (iv) A change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        D. CODE shall mean the Internal Revenue Code of 1986, as amended.

        E. COMMON STOCK shall mean shares of the Corporation's common stock.

        F. CORPORATION shall mean Restoration Hardware, Inc., a Delaware corporation.

        G. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        H. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        I. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

        J. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

        K. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i) If Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no closing selling price for Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which a closing selling price is reported; or

            (ii) If Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        L. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        M. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Section 422 of the Code.

        O. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by Optionee, any unauthorized use or disclosure by Optionee of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by Optionee adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.

The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of Optionee or any other individual in the Service of the Corporation (or any Parent or Subsidiary).

        P. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Section 422 of the Code.

        R. NOTICE OF EXERCISE shall mean the notice of exercise in the form attached hereto as Exhibit I.

        S. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

        T. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

        W. PLAN shall mean the Corporation's 1998 Stock Incentive Plan Amended and Restated on May 16, 2001.

        X. PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

        Y. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

        Z. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

        AA. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.